Exhibit 32.2

CORONADO BIOSCIENCES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Coronado Biosciences, Inc. on Form 10-Q for the quarterly period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lucy Lu, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company, as of, and for, the periods presented in the Report.

May 9, 2013

By:	/s/ Lucy Lu, M.D.
Lucy Lu, M.D.
Chief Financial Officer
(Principal Financial Officer)